                                                                 EXHIBIT m(2)(c)

                                 AMENDMENT NO. 2
                        TO THE FIRST AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                       OF
                                AIM GROWTH SERIES

                                (CLASS B SHARES)
                            (SECURITIZATION FEATURE)

The First Amended and Restated Master Distribution Plan (the "Plan"), dated as of December 31, 2000, pursuant to Rule 12b-1 of AIM Growth Series, a Delaware business trust, is hereby amended as follows:

Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                           FIRST AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                       OF
                                AIM GROWTH SERIES
                                (CLASS B SHARES)

                                             MAXIMUM                      MAXIMUM                    MAXIMUM
                                           ASSET-BASED                    SERVICE                   AGGREGATE
                                           SALES CHARGE                     FEE                         FEE
                                           ------------                   -------                   ---------

AIM Basic Value Fund                            0.75%                       0.25%                      1.00%

AIM Euroland Growth Fund                        0.75%                       0.25%                      1.00%

AIM Mid Cap Core Equity Fund                    0.75%                       0.25%                      1.00%

AIM Small Cap Growth Fund                       0.75%                       0.25%                      1.00%"

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated: July 1, 2002

                                             AIM GROWTH SERIES
                                             (on behalf of its Class B Shares)



Attest: /s/ P. MICHELLE GRACE                By: /s/ ROBERT H. GRAHAM
        ------------------------------           -------------------------------
         Assistant Secretary                      Robert H. Graham
                                                  President


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